                                                                    EXHIBIT 10.2
                                LEASE AGREEMENT

         THIS LEASE AGREEMENT (hereinafter this "Lease Agreement") is made and entered into as of the _______ day of __________________, 19___, by and between COTHRAN PROPERTIES, LLC, hereafter called the "Lessor" and GREENVILLE FIRST BANK, N.A., hereafter called the "Lessee".

                              W I T N E S S E T H:

         For and in consideration of the rent provided herein and the mutual covenants and agreements hereinafter set forth, the parties hereto agree for themselves. their successors and assigns, as follows:

                                   ARTICLE I
                                 GRANT AND TERM

1.01 DESCRIPTION OF PREMISES. Lessor hereby leases to Lessee, and Lessee hereby accepts and rents from Lessor, that certain Building commonly known as the "Leased Premises" containing approximately 10,000 square feet, located at the corner of Haywood Rd. and Halton Rd. situated in Greenville County, South Carolina, and more fully described on the site plan as EXHIBIT 1 attached hereto and incorporated herein by reference. The Leased Premises is more particularly shown and outlined in the Building plans attached hereto as
EXHIBIT 2 and EXHIBIT 3 (the specifications) incorporated herein by reference.

1.02 TERM. The period beginning upon the execution of this Lease Agreement and continuing until the occupancy date shall be hereinafter referred to as the "Initial Term." The twenty (20) year period beginning on the first day of the first complete calendar month following the occupancy date (the "Lease Commencement Date") shall be hereinafter referred to as the "Base Term." Every twelve (12) calendar month period following the Lease Commencement Date shall constitute a lease year.

         An Addendum shall be executed by Lessor and Lessee prior to occupancy of the space by Lessee giving the Rental Commencement Date of the Base Term hereof and shall be attached hereto and incorporated herein by reference.

1.03 RENEWAL OPTION. Providing Lessee has not defaulted in the performance of any condition of this Lease Agreement, Lessee shall have the option to extend the term of this Lease Agreement for three (3) additional periods of five (5) years from the expiration date of the Base Term (the "Renewal Term"), provided however that written notice is given Lessor of such intention to extend the Lease Agreement one hundred eighty (180) days prior to the expiration date, and further provided that all conditions of said Lease Agreement except the rental rate which shall be adjusted as provided herein shall continue in full force and effect for the period of such extension, and there shall be no privilege to extend the terms of this Lease Agreement for any period of time beyond the expiration of the agreed upon extended terms.


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                                                        Lessor_____ Lessee_____
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1.04     CONSTRUCTION OF PREMISES. Prior to the Rental Commencement Date (as
defined in Paragraph 2.01), Lessor, at Lessor's sole expense, shall construct improvements to the Leased Premises substantially in accordance with the floor plan (hereinafter the "Floor Plan") included herein as EXHIBIT 2 and specifications (hereinafter the "Specifications") included herein as EXHIBIT 3 (collectively defined as the "Improvements"). Lessee shall bear any expense in excess of Improvements specified in the within referenced Floor Plan and Specifications together with an additional charge of twenty percent (20%) of such excess to cover Lessor's overhead, by payment to Lessor prior to commencement of such work. All improvements made to the Leased Premises shall be the property of the Lessor during the term of this Lease Agreement and shall remain the property of Lessor upon termination of this Lease Agreement. Lessor will use its best efforts to have the space completed within three hundred
(300) days of the full execution of the Lease Agreement.

1.05 OCCUPANCY: LEASE COMMENCEMENT DATE. There shall be no delay in the commencement of the Term of this Lease Agreement and/or payment of the rent. The Leased Premises shall be ready for occupancy on such date that the improvements are substantially completed which shall be defined as either (i) the supervising architect certifies the Improvements have been substantially completed in accordance with the Floor Plan and Specifications and a Certificate of Occupancy has been issued, or, (ii) the Improvements have been substantially completed in accordance with the Floor Plan and Specifications and a Certificate of Occupancy has not been issued where Lessee causes a delay in preparing the Leased Premises for occupancy by changing the Floor Plan and Specifications, fails to make other decisions necessary for preparation of the Leased Premises for occupancy, Lessee fails to complete work Lessee has contracted for that is necessary for issuance of a Certificate of Occupancy or the date of occupancy by Lessee.

         If Lessor fails to have the Leased Premises ready for occupancy by the scheduled Lease Commencement Date, then (i) the Lease Commencement Date shall be extended to the date five (5) days after Lessor shall notify Lessee that the Leased Premises are ready for occupancy (ii) neither Lessor nor Lessors agent, officers, employees, or contractors shall be liable for any damage, loss, liability or expense caused thereby, (iii) nor shall this Lease Agreement become void or voidable (unless such failure continues for more than one hundred eighty (180) days, in which case Lessee may, upon twenty (20) days written notice to Lessor, terminate this Lease). Prior to occupying the Leased Premises, Lessee shall execute and deliver to Lessor, a letter, in form and substance satisfactory to Lessor in its sole discretion, acknowledging the Lease Commencement Date and certifying that the Improvements have been completed and that Lessee has examined and accepted the Leased Premises. Lessee hereby authorizes any agent or employee who receives the keys to the Leased Premises on behalf of Lessee to execute and deliver such letter. Lessee shall conclusively be deemed to have made such acknowledgment and certification by occupying the Leased Premises.

                                  ARTICLE II
                                      RENT

2.01 RENT. Beginning on the Rental Commencement Date (as hereinafter defined) and continuing throughout the full term of this Lease Agreement, Lessee shall pay to Lessor


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                                                        Lessor_____ Lessee_____
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without notice, demand, reduction, abatement, set off or any defense, minimum base rent (the "Base Rent") in equal monthly installments, in advance, on or before the first day of each month. Lessee's obligation to begin the payment of Base Rent shall be the "Rental Commencement Date" which shall be the first business day following the date on which (a) the supervising architect certifies that Lessor has substantially completed construction of the Leased Premises in accordance with the Floor Plan and Specifications in EXHIBIT 2 AND
EXHIBIT 3 attached hereto or (b) the date of occupancy by the Lessee, whichever is sooner. If the Rental Commencement Date is a date other than the first day of a calendar month, the Base Rent shall be prorated daily from such date to the first day of the next calendar month and paid on the Rental Commencement Date.

         a. INITIAL TERM. During the Initial Term, Lessee shall not be required to pay Rent.

         b. BASE TERM. The rent during the first five (5) years of the Base Term shall be as follows: ---------

                                             ANNUAL                       MONTHLY
                                             ------                       -------
                  Year 1:                  $200,000.00                  $16,666.67
                  Year 2:                  $206,900.00                  $17,166.67
                  Year 3:                  $212,180.00                  $17,681.67
                  Year 4:                  $218,545.00                  $18,212.08
                  Year 5:                  $225,102.00                  $18,758.50


         c.       ADJUSTMENT FOR BASE RENT DURING YEARS SIX (6) THROUGH TEN
(10) OF THE BASE TERM. At the end of the fifth (5th) lease year during the Base Term hereof and effective simultaneously with the commencement of beginning of the sixth (6th) lease year of the Base Term, the Base Rent shall be the greater of the following:

                                  $225,102.00

                                       OR

         any increase as determined in accordance with the following provisions:

                  (i) As promptly as practical after the end of the expiring term of this Lease Agreement, the Lessor shall compute the increase, if any, in the cost of living for the preceding initial lease period based upon the "Consumer Price Index-All Items, All Urban Consumers (1982-84 = 100)" (hereinafter defined*), published by the Bureau of Labor Statistics of the United States Department of Labor.

                  (ii) The Index number indicated for the month of the rental commencement date under "All Items, All Urban Consumers" shall be "base Index number" and the corresponding Index number for the month preceding the rental commencement date for the fifth year of the Base Term shall be the current Index number."


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                                                        Lessor_____ Lessee_____
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                  (iii)    The current index number shall be divided by the
         base Index number. From the quotient thereof, there shall be subtracted the integer 1, and any resulting positive number shall be deemed to be the percentage of increase in the cost of living.


                  (iv) The percentage of increase multiplied by $200,000.00 (initial rent) shall be the amount of rent increase payable during the Renewal Term.

                  (v) The fixed rent, as so determined (i.e., the aggregate of $200,000.00 and the "increase" as calculated herein) shall be due and payable to the Lessor in the same manner as the rent was payable for the original term.

If publication of the Consumer Price Index shall be discontinued, the parties hereto shall thereafter accept comparable statistics on the cost of living for the City of Greenville, South Carolina, as they shall be computed and published by an agency of the United States or by a responsible financial periodical of recognized authority then r to be selected by the parties hereto. In the event of (i) use of comparable statistics in place of the Consumer Price Index as above mentioned, or (ii) publication of the Index figure at other than monthly intervals, there shall be made in the method of computation herein provided for such revisions as the circumstances may require to carry out the intent of this Article.

         d. ADJUSTMENT FOR BASE RENT DURING YEARS ELEVEN (11) THROUGH FIFTEEN (15) OF THE BASE TERM. At the end of the tenth (10th) lease year during the Base Term hereof and effective simultaneously with the commencement of beginning of the eleventh (11th) lease year of the Base Term, the Base Rent shall be adjusted to reflect any increases in the Consumer Price Index (CPI-U) by multiplying the Base Rent in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Consumer Price Index (CPI-U) as of the most recent publication date prior to the beginning of the eleventh (1lth ) lease year and the denominator of which shall be the Consumer Price Index (CPI-U) as of the most recent date prior to the beginning of the preceding five (5) year period (but in no event shall the Base Rent be reduced as a result of such adjustment); and the Base Rent thereby established by such adjustment shall continue in effect as the Base Rent required to be paid hereunder throughout the eleventh (11th ) through the fifteenth (15th) lease years of the Base Term.

         e. ADJUSTMENT FOR BASE RENT DURING YEARS SIXTEEN (16) THROUGH TWENTY (20) OF THE BASE TERM. At the end of the fifteenth (15th) lease year during the Base Term hereof and effective simultaneously with the commencement of beginning of the sixteenth (16th) lease year of the Base Term, the Base Rent shall be adjusted to reflect any increases in the Consumer Price Index (CPI-U) by multiplying the Base Rent in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Consumer Price Index (CPI-U) as of the most recent publication date prior to the beginning of the sixteenth
(16th) lease year and the denominator of which shall be the Consumer Price Index (CPI-U) as of the most recent date prior to the beginning of the preceding five (5) year period (but in no event shall the Base Rent be reduced as a result of such adjustment); and the Base Rent thereby established by such adjustment shall continue in effect as the Base Rent required to be paid hereunder throughout the sixteenth (16th) through the twentieth (20th) lease years of the Base Term.


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                                                        Lessor_____ Lessee_____
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         f.       BASE RENT DURING RENEWAL TERMS. For each lease year of the extended terms, the Base Rent shall be subject to adjustment for increases in the Consumer Price Index as follows:

         ADJUSTMENT FOR FIRST EXTENDED TERM: At the end of the twentieth (20th) lease year during the Base Term hereof and effective simultaneously with the commencement of the First Renewal Term, the Base Rent shall be adjusted to reflect any increases in the Consumer Price Index (CPI-U) by multiplying the Base Rent in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the Consumer Price Index (CPI-U) as of the most recent publication date prior to the beginning of the First Extended Term and the denominator of which shall be the Consumer Price Index (CPI-U) as of the most recent date prior to the beginning of the preceding five (5) year period (but in no event shall the Base Rent be reduced as a result of such adjustment); and the Base Rent thereby established by such adjustment shall continue in effect as the Base Rent required to be paid hereunder throughout the First Renewal Term.

         ADJUSTMENT FOR SECOND EXTENDED TERM: At the end of the fifth (5th) lease year of the First Renewal Term and effective simultaneously with the commencement of the Second Renewal Term, the Base Rent shall be adjusted to reflect any increases in the Consumer Price Index (CPI-U) by multiplying the Base Rent in effect during the First Renewal Term by a fraction, the numerator of which shall be the Consumer Price Index (CPI-U) as of the most recent publication date prior to the beginning of the Second Renewal Term and the denominator of which shall be the Consumer Price Index (CPI-U) as of the most recent date prior to the beginning of the preceding five (5) year period (but in no event shall the Base Rent be reduced as a result of such adjustment); and the Base Rent thereby established by such adjustment shall continue in effect as the Base Rent required to be paid hereunder throughout the Second Renewal Term.

         ADJUSTMENT FOR THIRD EXTENDED TERM: At the end of the fifth (5th) lease year of the Second Renewal Term and effective simultaneously with the commencement of the Third Renewal Term, the Base Rent shall be adjusted to reflect any increases in the Consumer Price Index (CPI-U) by multiplying the Base Rent in effect during the Second Renewal Term by a fraction, the numerator of which shall be the Consumer Price Index (CPI-U) as of the most recent publication date prior to the beginning of the Third Renewal Term and the denominator of which shall be the Consumer Price Index (CPI-U) as of the most recent date prior to the beginning of the preceding five (5) year period (but in no event shall the Base Rent be reduced as a result of such adjustment); and the Base Rent thereby established by such adjustment shall continue in effect as the Base Rent required to be paid hereunder throughout the Third Renewal Term.

(*Consumer Price Index for All Urban Consumers (CPI-U), U.S. City Average, all items, 1982-1984 = 100, as published by the U.S. Department of Labor, Bureau of Labor Statistics, or if such index be discontinued, the generally recognized successor index.)

2.02 ADDITIONAL RENT. Lessee shall be responsible for the payment of certain cost relating to the operation of the Project. These costs include operating expenses, real estate taxes, and


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                                                        Lessor_____ Lessee_____
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insurance premiums, each being specifically detailed in Paragraph 2.02a, 2.02b,
2.02c, 2.02d, respectively.

a. OPERATING EXPENSES. Lessee, during the Base Term and any renewal or extension periods, agrees to pay as additional rent (hereinafter the "Additional Rent") its proportionate share of the amount paid by Lessor for operation and maintenance of the Common Area (collectively "Operating Expenses"). Operating Expenses shall include, but not be limited to, the following: (i) all expenses for operation, repair, replacement and maintenance as necessary to keep the common area of the Project and the grounds, and parking areas and private roads associated therewith in good order, condition and repair, including but not limited to, utilities for the common areas of and relating to the Project expenses associated with the driveways and parking areas (including re-paving and snow, trash and ice removal, lighting facilities, landscaped areas, walkways, directional signage, curbs, drainage strips, sewer lines, all charges assessed against the Project pursuant to any applicable easements, covenants or development standards, administrative fees (including property management fees) and (ii) all insurance premiums paid by Lessor with respect to the Project, including public liability insurance. The cost for all capital improvements that would be capitalized or depreciated under generally accepted accounting principles shall not be included in calculating Operating Expenses; provided, however, notwithstanding the foregoing, that Operating Expenses shall include amortization of all costs of capital improvements which are for the purpose of reducing Operating Expenses and which ultimately result in a reduction in Lessee's proportionate share of Operating Expenses.

b. REAL ESTATE TAXES. As Additional Rent, Lessee shall pay its proportionate part of any ad valorem taxes assessed and allocable to the real estate and improvements of which the Leased Premises form a part.

c. REIMBURSEMENT OF LESSOR'S COST OF INSURANCE. As Additional Rent, Lessee shall pay its proportionate part of the cost of any insurance premiums which Lessor is required to carry under Paragraph 4.01.

d. OTHER ADDITIONAL RENT PROVISIONS. Any amounts required to be paid by Lessee under this Paragraph 2.02 and any charges or expenses incurred by Lessor on behalf of Lessee (including any construction costs incurred by Lessor beyond the. Lessee Improvement Allowance and amortized over the term of the Lease Agreement) shall be considered Additional Rent payable in the same manner and upon the same terms and conditions as the Base Rent reserved hereunder. Any failure on the part of Lessee to pay such Additional Rent when and as the same shall become due shall entitle Lessor to the remedies available to it for non-payment of Base Rent. Lessee's obligations for payment of Additional Rent shall begin to accrue on the Rental Commencement Date. As used in this Lease Agreement, the term "Rent" shall include Base Rent and Additional Rent, except as otherwise expressly provided to the contrary.

         Lessor reserves the right at any time to separate the Project - consisting of several acres - into separate tax parcels. Upon separation into parcels, Additional Rent for the Project to date shall be allocated to each parcel according to the respective acreage for each site as a


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                                                        Lessor_____ Lessee_____
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percentage of the total acreage in the Project. Subsequently, the total acreage of only the demised premises shall be used to calculate Lessee's pro rata share of Additional Rent.

2.03 ADDITIONAL RENT ESTIMATED AND PAID MONTHLY. The pro rata share of Operating Expenses, Real Estate Taxes, and Insurance Premiums to be paid by Lessee shall be a percentage of each based upon the proportion that the square footage of the Leased Premises bears to the total square footage of the Project. Lessor shall estimate the total-amount of Operating Expenses, Real Estate Taxes, and Insurance Premiums to be paid by Lessee during each calendar year and promptly after the beginning of each calendar year or partial calendar year during the Base Term and Lessee shall pay to Lessor one-twelfth (1/12) of such sum on the first day of each calendar month during each such calendar year, or part thereof, during the Base Term. Lessor shall submit to Lessee a statement of the actual amount of Operating Expenses, Real Estate Taxes, and Insurance Premiums for such calendar year, and within thirty (30) days after receipt of such statements, Lessee shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year, or in the event of overpayment, Lessor shall, at Lessor's option, credit the amount of such overpayment toward the next installment of Operating Expenses, Real Estate Taxes, or Insurance Premiums, or refund the amount of such overpayment to Lessee. If the Rental Commencement Date of the Base Term shall fall on other than the first day of the calendar year, or if the Expiration Date shall fall on other than the last day of the calendar year, Lessee's share of the Operating Expenses, Real Estate Taxes, and Insurance Premiums for such calendar year shall be apportioned pro rata.

2.04     PRO RATA SHARE.

         CALCULATION. Lessee's pro rata share shall be calculated by using the acreage on the Site Plan (Exhibit 1) as the numerator and the total acreage as the denominator, from which the resulting percentage figure shall represent Lessee's current pro rata share. At the commencement of this Lease, said numerator is 1.3 acres and said denominator is 10 acres, resulting in Lessee's pro rata share of thirteen percent (13%).

2.05 SUMMARY OF TOTAL ESTIMATED RENT FOR YEAR 1. The summary of the first year's total annual Base Rent and Additional Rent payments are shown on Exhibit 5, attached hereto.

2.06 LATE PAYMENTS. All unpaid Rent and other sums of whatever nature owed by Lessee to Lessor under this Lease Agreement and remaining unpaid ten (110) days after the due date shall bear a late penalty equal to five (5%) percent of the then amount due which shall be Additional Rent hereunder. Acceptance by Lessor of any payment from Lessee hereunder in an amount less than that which is currently due shall in no way affect Lessor's rights under this Lease Agreement and shall in no way constitute an accord and satisfaction.

                                  ARTICLE III
                            PERSONAL PROPERTY TAXES

         Lessee shall pay any taxes, documentary stamps or assessments of any nature imposed or assessed upon Lessee's occupancy of the Leased Premises or upon Lessee's furniture,


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                                                        Lessor_____ Lessee_____
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furnishings, trade fixtures, equipment, machinery, inventory, merchandise or other personal property located on the Leased Premises and owned by or in the custody of Lessee promptly as all such taxes or assessments may become due and payable without any delinquency. If applicable in the jurisdiction where the Leased Premises are located, Lessee shall pay and be liable for all rental tax (only to the extent such rental tax is levied in lieu of ad valorem property taxes against the Leased Premises), sales, use and inventory taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid by Lessor by Lessee under the terms of this Lease Agreement. Such payment shall be made by Lessee directly to such governmental body if billed to Lessee, or if billed to Lessor, such payment shall be paid concurrently with the payment of the Base Rent, Additional Rent, or such other charge upon which the tax is based, all as set forth herein. Notwithstanding the foregoing, Lessee shall have the right, at its sole cost and expense, to contest such taxes, and upon contesting the amount of such taxes, Lessee shall deposit the amount of such taxes into an escrow account reasonably acceptable to Lessor.

                                  ARTICLE IV
                                   INSURANCE

4.01 REQUIRED COVERAGE BY LESSEE. Lessee covenants and agrees that from and after the date of occupancy by the Lessee, Lessee will carry and maintain, at its sole cost and expense, the insurance required under Paragraph 4.01(a) and 4.01(b) below. All such policies of the insurance shall be issued in form acceptable to Lessor by insurance companies with a rating of not less than "A", if available, in the most current available "Best's Insurance Reports", and licensed to do business in the state in which the Building is located. Throughout the Term of this Lease Agreement, Lessee shall carry and maintain the following types of insurance:

         a. Liability insurance in the Commercial General Liability form (or reasonable equivalent thereto) covering the Leased Premises and Lessee's use thereof against claims for personal injury or death, property damage and product liability occurring upon, in or about the Leased Premises, such insurance to be written on an occurrence basis (not a claims made basis), to be in combined single limits amounts not less than $1,000,000.00 and to have general aggregate limits of not less than $1,000,000.00 for each policy year. The insurance coverage required under this Paragraph 4.01 (a) shall, in addition, extend to any liability of Lessee arising out of the indemnities provided for in Article 5 and, if necessary, the policy shall contain a contractual endorsement to that effect. The general aggregate limits under the Commercial General Liability insurance policy or policies must apply separately to the Leased Premises and to Lessee's use thereof (and not to any other location or use of Lessee) and such policy shall contain an endorsement-to that effect. Notwithstanding the foregoing, Lessee shall have the right to carry the liability insurance provided above in the form of a blanket insurance policy, covering additional items or locations or insureds, provided, however, that:
(i) Lessor, and any other parties in interest designated by Lessor to Lessee, from time to time, shall be named as additional insureds thereunder as its interests may appear; (ii) the coverage afforded Lessor and such other parties designated by Lessor will not be reduced or diminished by reason of use of such blanket policy of insurance; and (iii) any such policy shall provide, at a


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                                                        Lessor_____ Lessee_____
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minimum, for the minimum liability limitations hereinabove provided in this
Article 4 with respect to Lessee's interests in and to the Leased Premises and the Project.

         b. Insurance covering all of the items included in Lessee's leasehold improvements, heating, ventilating and air conditioning equipment, trade fixtures, merchandise and personal property from time to time in, on or upon the Leased Premises, in an amount not less than one hundred percent (100%) of their full replacement value from time to time during the Term, providing protection against perils included within the standard form of "all-risks" fire and casualty insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief.

         c. Each of Lessee's insurance policies required above shall: (i) name Lessor, as well as any mortgagee or ground lessor of Lessor, as an additional insured and the coverage described in Paragraph 4.01(b) shall also name Lessor as loss payee; (ii) provide that a certificate evidencing such insurance shall be delivered to Lessor prior to possession of the Leased Premises by Lessee and thereafter within thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate; (iii) contain a provision that the insurer will give to Lessor and such other parties in interest at least thirty (30) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and (iv) be written as a primary policy which does not contribute to and is not in excess of coverage which Lessor may carry. Notwithstanding the provisions of subparagraph (iii) of the preceding sentence, Lessee shall be responsible for providing Lessor with at least twenty-five (25) days notice in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amount of insurance.

4.02 REQUIRED COVERAGE BY LESSOR. During the Base Term, and any renewal term, Lessor covenants and agrees, at its own expense, to maintain in full force a policy or policies of insurance on the Leased Premises, including Improvements thereon or contents thereof, providing insurance protection against risks of direct physical loss, specifically including protection against damage or destruction by fire and other casualties excluding flood and earthquake, and vandalism insurance (formerly known as "All Risk Insurance"). Said insurance shall be in the amount equal to the full replacement value of the permanent improvements thereon under a policy or policies issued by responsible insurance companies approved by both parties and authorized to do business in the State of South Carolina. The Lessee agrees that it will not do or keep anything in or about the Leased Premises which will contravene the Lessor's policies insuring against loss or damage by fire or other hazards, or which will prevent the Lessor from procuring such policies in companies acceptable to the Lessor.

4.03 WAIVER OF SUBROGATION. Lessee hereby waives its rights it may have against the Lessor on account of any loss or damage occasioned to Lessee, its property, the Leased Premises, its contents o r to its portions of the Building, arising from any risk covered by all risks fire and extended coverage insurance, and to the extent of recovery under valid and collectible policies of such insurance, provided that such waiver does not invalidate such policies or prohibit recovery thereunder. The Lessee on behalf of its insurance companies


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                                                        Lessor_____ Lessee_____
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insuring the property of Lessee against any such loss, waive any right of subrogation that such insurers may have against Lessor.

                                   ARTICLE V
                                INDEMNIFICATION

         Lessee shall defend, indemnify and hold harmless the Lessor from and against any and all claims, losses, liabilities, causes of action, damages, or expenses, whether due to damage to the Leased Premises, claims for injuries to persons or property, or administration or criminal action by a governmental authority, where such claims arise out of or from or related to the use or occupancy of the Leased Premises by Lessee, its agents, employees, invitees, visitors, customers, or licensees, including costs and attorney fees incurred by Lessor to defend itself against any such claims, damages or expenses.

         Lessor shall not be liable to Lessee for any damages, losses or injuries to the persons or property of Lessee which may be caused by the acts, neglect, omissions or faults of any persons, firms or corporations, except when such injury, loss or damage results from the sole gross negligence of Lessor, his agents or employees. All personal property placed or moved into the Leased Premises or Building shall be at the risk of Lessee or the owner thereof, and Lessor shall not be liable to Lessee for any damage to said personal property. Lessee shall maintain at all times during the Term of this Lease Agreement or any extensions thereof, an insurance policy or policies in any amount or amounts sufficient to indemnify Lessor or pay Lessor's damages, if any, resulting from any matters set forth hereinbefore.

         In case Lessor shall be made a party to any litigation commenced against Lessee, then Lessee shall protect and hold Lessor harmless and shall promptly pay all costs, expenses and reasonable attorney fees incurred or paid by Lessor in connection with such litigation.

         Notwithstanding any contrary provision of this Lease Agreement, Lessee will look solely (to the extent insurance coverage is not applicable or available) to the interest of Lessor (or its successor as Lessor hereunder) in the Building for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of any negligence or breach of this Lease Agreement by lessor or its successor or of Lessor's managing agent (including any beneficial owners, partners, corporations and/or others affiliated or in any way related to Lessor or such successor or managing agent).

                                  ARTICLE VI
                            MAINTENANCE AND REPAIRS

6.01 REPAIRS BY LESSOR. During the Term of the Lease Agreement, Lessor shall not be responsible for any repairs.

6.02 REPAIRS BY LESSEE. Lessee shall be responsible for the repair, replacement and maintenance in good order and condition of all parts and components of the Leased Premises, including but not limited to any approved signage, including, without limitation, the plumbing, wiring, electrical systems, heating systems, air conditioning systems, glass and plate glass,


                                      10
                                                        Lessor_____ Lessee_____
equipment and machinery constituting fixtures. Lessee's duty to maintain the heating and air conditioning systems shall specifically include the duty to enter into and maintain at Lessee's sole expense during the entire Term of this Lease Agreement a contract for the routine and periodic maintenance and regular inspection of such heating and air conditioning systems, the replacement of filters as recommended and the performance of other recommended periodic servicing in accordance with applicable manufacturer's standards and recommendations. Lessee shall provide Lessor a copy of said HVAC maintenance contract within thirty (30) days of occupancy and upon each renewal of said maintenance agreement. Such contract shall (i) be with a reputable contractor reasonably satisfactory to Lessor; (ii) satisfy the requirements for routine and periodic maintenance, if any, necessary to keep all applicable manufacturer's warranties in full force and effect; and (iii) provide that in the event this Lease Agreement expires or is earlier terminated for any reason whatsoever that said contract shall be immediately terminable by Lessor or Lessee without any cost, expense or other liability on part of Lessor. In the event Lessee fails to perform its obligations under this paragraph in a prompt manner, Lessor shall give Lessee ten (10) days' prior written notice to perform such obligations, and thereafter, if Lessee fails to perform such obligations within said ten (10) day period, or if the performance of such obligations will take more than ten (10) days to complete, and Lessee fails to commence performance of such obligations within ten (10) days of Lessor's written notice or if Lessee fails to promptly and diligently pursue the performance of such obligation until completion, Lessor shall have the right to perform such obligations on behalf of Lessee, in which event the cost of such performance, together with a service charge equal to fifteen percent (15%) of such cost, shall be due and payable by Lessee to Lessor immediately upon demand as Additional Rent hereunder.

                                  ARTICLE VII
                             UTILITIES AND SERVICES

         As of the Rental Commencement Date, the Leased Premises will be separately metered for utilities. Except as expressly set forth in this Lease Agreement, Lessee shall pay for all utilities or services related to its use of the Leased Premises including, but not limited to, electricity, gas, heat, water, sewer, telephone and janitorial services, together with all deposits and fees in connection therewith. If Lessee fails to pay any utility bills or charges, Lessor may, at its option, upon reasonable notice to Lessee pay the same and in such event, the amount of such payment, together with interest thereon at eighteen percent (18%) from the date of such payment by Lessor, will be added to Lessee's next due payment as Additional Rent. Lessor shall not be responsible for the stoppage or interruption of utilities services nor shall Lessor be liable to Lessee or any other person for any damage occasioned by failure in any utility system or by the bursting or leaking of any vessel or pipe in or about the Leased Premises (except to the extent of liability or casualty insurance proceeds actually recovered by Lessor or paid on account of Lessor), or for any damage occasioned by water coming into the Leased Premises or arising from the acts or neglects of occupants of adjacent property to the Leased Premises, unless the same is caused by the negligent or willful misconduct of Lessor.


                                      11
                                                        Lessor_____ Lessee_____

                                 ARTICLE VIII
                                USE OF PREMISES

         Lessee shall use the Leased Premises only for general office space and all use of the Leased Premises shall comply with all laws, ordinances, orders, rules and regulations (including without limitation, the zoning classifications existing as of the Rental Commencement Date of any lawful governmental authority, agency or other public or private regulatory authority having jurisdiction over the Leased Premises. The Lessee shall use and occupy the Leased Premises in a careful, safe and proper manner and shall keep the Leased Premises in a clean and safe condition in accordance with this Lease Agreement. Without limiting the generality of the above provision, the Leased Premises shall not be used for the treatment, storage, use or disposal of toxic or hazardous waste or substances, or any other substance, that is prohibited, limited or regulated by any governmental or quasi- governmental authority. Notwithstanding the foregoing, Lessee shall have the right to use ordinary cleaning supplies and solvents in the ordinary course of business. Lessee shall save Lessor harmless from any penalties, fines, costs, expenses or damages resulting from failure so to comply. Lessee or Lessor shall not do any act or follow any practice relating to the Leased Premises which shall constitute a nuisance or detract in any way from the reputation of the Project as a first class office/warehouse development. Lessee's duties in this regard shall include making arrangements at Lessee's expense for the proper storage and timely disposition of garbage and refuse, and allowing no noxious or offensive odors, fumes, gases, smoke, dust, steam or vapors, or any loud or disturbing noise or vibrations to originate in or emit from the Leased Premises. Lessee shall save Lessor harmless from any claims, liabilities, penalties, fines, costs, expenses or damages resulting from the failure of Lessee to comply with the provisions of this Article VIII. Notwithstanding the foregoing provision of this Article VIII with respect to the exterior of the Buildings and the Common Areas of the Project, Lessor shall comply with all laws, ordinances, orders, rules and regulations (including without limitation, the zoning classifications existing as of the Rental Commencement Date) of any lawful authority having jurisdiction over the Project.

                                  ARTICLE IX
                     ALTERATIONS AND IMPROVEMENTS RY LESSEE

9.01 LESSOR'S CONSENT REQUIRED. Lessee shall not make or permit to be made any non-structural changes, alterations, additions or improvements to the Leased Premises, ("Lessee Alteration") without first obtaining the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessee shall not make any structural changes. If Lessor fails to reject any requested Lessee Alteration within thirty (30) days after Lessor's receipt of written detailed and final plans, specifications or drawings depicting the desired Lessee Alteration, such requested Lessee Alteration shall be deemed approved in accordance with the plans, specifications or drawings submitted by Lessee. Further, Lessor shall have the right to approve the general contractor to be used by Lessee in connection with such work, which approval shall not be unreasonably withheld or delayed. Lessee shall deliver to Lessor a copy of all plans for nonstructural work and shall comply with the requirements of Paragraphs 9.03 and 9.05.


                                      12
                                                        Lessor_____ Lessee_____

9.02 REQUIREMENTS. In the event Lessee desires to make any Lessee Alteration, Lessee shall, prior to the commencement thereof, furnish Lessor with an original Builder's Risk policy of insurance in form and amount of coverage reasonably acceptable to Lessor, showing Lessee as named insured and Lessor as loss payee and additional insured. All Lessee Alterations shall be performed in accordance with all legal requirements applicable thereto and in a good and workmanlike manner with first class materials.

9.03 LESSOR'S PROPERTY ON EXPIRATION. All Lessee Alterations, including, but not limited to, all walls, railings, carpeting, floor and wall coverings and other permanent real estate fixtures (excluding, however, Lessee's trade fixtures and equipment) made by, for, or at the direction of Lessee, shall when made, become the property of Lessor and shall remain upon the Leased Premises at the expiration or earlier termination of this Lease Agreement; provided, however, that if Lessor at the time of giving its approval to any Lessee Alteration notifies Lessee that approval is conditioned upon restoration, then prior to the expiration of the Term of this Lease Agreement, Lessee shall, at its sole cost and expense, remove such Lessee Alterations and restore the Leased Premises to its condition prior to the making of such Lessee Alteration.

9.04 PROTECTION AGAINST LIENS. Lessee shall post a large and conspicuous notice that the Lessor is not responsible for the materials and labor furnished to the Lessee and shall otherwise comply with the provisions of Section 29-5-80, Code of Laws of South Carolina, 1976, as amended to protect the Lessor from liability for any mechanic liens which may result from the Lessee's work. Lessee agrees to keep the Leased Premises free and clear of all mechanic liens. In the event that a lien is filed against the Leased Premises or the Lessor's property as a result of labor or material supplied to the Leased Premises, the Lessee agrees to within thirty (30) days either obtain the release and discharge of such mechanic lien or to bond off such mechanic lien. In the event that the Lessee shall fail to discharge such lien within such period of time, the Lessor shall have the right to either discharge or bond such lien and Lessee shall immediately reimburse Lessor for all costs and expenses relating thereto. In all events, the Lessee shall be responsible for all expenses incurred by the Lessor as a result of the filing of a mechanic's lien against the Leased Premises, including reasonable attorney fees and expenses.

                                   ARTICLE X
                          TRADE FIXTURES AND EQUIPMENT

         Any trade fixtures or equipment installed by Lessee in the Leased Premises at Lessee's expense shall remain Lessee's personal property and Lessee shall have the right at any time during the Term of this Lease Agreement to remove such fixtures or equipment. Upon removal of any fixtures or equipment, Lessee shall immediately restore the Leased Premises to substantially the same condition as they were when received by Lessee, ordinary wear and tear and acts of God alone excepted. Upon termination of this Lease Agreement, provided that Lessee is not then in default hereunder, Lessee shall have fifteen (15) days after the effective date of such termination to remove any of Lessee's trade fixtures and equipment from the Leased Premises and repair all damage to the Leased Premises caused by such removal, in which event Lessee shall be obligated to pay Rent at the then-current per them rate for every


                                      13
                                                        Lessor_____ Lessee_____
day Lessee fails to remove such fixtures or equipment after the expiration or effective termination date of this Lease Agreement. In addition, notwithstanding any such termination, the indemnifications of Lessor by Lessee provided in this Lease Agreement shall expressly survive such termination of this Lease Agreement. Subject to the foregoing provisions of this paragraph, any trade fixtures or equipment not removed by Lessee at the expiration or an earlier termination of the Lease Agreement shall become the property of Lessor, at the Lessor's option.

                                  ARTICLE XI
                       DAMAGE OR DESTRUCTION OF PREMISES

         If, during the Base Term of this Lease or any extension thereof, the Leased Premises is:

         a.       destroyed by fire or any other casualty whatsoever, or;

         b. partially destroyed so as to render the Premises unfit for occupancy or Lessee's reasonable beneficial use and enjoyment or conduct of Lessee's usual business therein, or;

         c. destroyed by a casualty which is not covered by Lessor's insurance, or if such casualty is covered by Lessor's insurance but a mortgagee of Lessor or other party entitled to insurance proceeds fails to make such proceeds available to Lessor in an amount sufficient for restoration of the Leased Premises (provided, however, that Lessor agrees to make a good faith effort to have such mortgagee make such proceeds available for full restoration or rebuilding);

then Lessor shall make its reasonable determination as to the length of time to complete such repairs within thirty (30) days of the casualty and shall notify Lessee of same as provided herein. In the event restoration is reasonably estimated by Lessor to take more than one hundred twenty (120) days from the date of the destruction or casualty, or in the event the above described destruction or casualty should occur within the last two (2) years of the Base Term or extension thereof, then Lessor or Lessee shall have the right to terminate this Lease. In the event that the Lease is terminated in accordance with the foregoing provisions, Lessee shall surrender within thirty (30) days of notification the Leased Premises and interest therein, and Lessee shall pay rent only to the time of such destruction or casualty.

         In case of the total or partial damage or destruction to the Leased Premises, Lessor shall re-enter and repossess the same or any part thereof for the purpose of removing or repairing the loss or damage and shall proceed with due diligence to the repair of same unless, under the foregoing provisions of this Section the Lease shall have been terminated. The Rent during the period of such repairs shall be wholly abated if all of the Premises have been thus repossessed by Lessor or otherwise made unavailable to Lessee for Lessee's reasonable beneficial use and enjoyment or Lessee's conduct of Lessee's usual business therein for the purpose of repair for the period that Lessee has been dispossessed; and if only a portion of the Premises is thus repossessed or otherwise unavailable to Lessee for Lessee's reasonable


                                      14
                                                        Lessor_____ Lessee_____
beneficial use and enjoyment or Lessee's conduct of Lessee's usual business therein, the Rent shall be abated for such dispossession or unavailability pro rata, based on the portion of the Leased Premises thus repossessed or rendered unavailable during the period of repossession or unavailability. Any Rent abatement under this Section _______ shall commence as of the date of the destruction.

         Lessor shall not be required to rebuild, repair, or replace any part of the personal property , furniture, equipment, fixtures, and other improvements which may have been placed by Lessee or other lessees within the Building or Leased Premises, unless the damage thereto is caused by the sole negligence or willful act or omission or default hereunder of Lessor or Lessor's agents, employees, subtenants, assignees, or independent contractors. Any insurance which may be carried by Lessor or Lessee for damage to the Building or to the Leased Premises or to any personal property, fixtures, and related items therein shall be for the sole benefit of the party carrying such insurance and under its sole control; provided, however, Lessor shall carry insurance for the benefit of Lessor and Lessee sufficient to cover the full replacement cost of the shell of the Leased Premises and an amount equal to the initial Lessee improvements and related allowances set forth in Section ____ of this Lease as well as insurance sufficient to cover Lessee's furniture, equipment, fixtures, personal property, and other improvement that Lessor shall have liability therefor under this Section ____.

         Should the Building or the Premises be destroyed or damaged by fire or other casualty that is due to the direct negligence or willful or wanton conduct of Lessee or Lessee's agents, employees, subtenants, assignees or independent contractors, Lessor may repair such damage, and there shall be no apportionment or abatement of Rent.

                                  ARTICLE XII
                                  CONDEMNATION

         If all of the Leased Premises or the Project is taken or condemned for a public or quasi-public use, or if a material portion of the Leased Premises is taken or condemned for a public or quasi-public use and the remaining portion thereof is not usable by Lessee, in the reasonable judgment of Lessee and Lessor, this Lease Agreement shall terminate as of the earlier of the date title to the condemned real estate vests in the condemnor and the date on which Lessee is deprived of possession of the Leased Premises. In such event, the Base Rent herein reserved and all Additional Rent and other sums payable hereunder shall be apportioned and paid in full by Lessee to Lessor to that date, all Rent and other sums payable hereunder prepaid for periods beyond that date shall forthwith be repaid by Lessor to Lessee, and neither party shall thereafter have any liability hereunder, except that any obligation or liability of either party, actual or contingent, under this Lease Agreement which has accrued on or prior to such termination date shall survive. If only part of the Leased Premises is taken or condemned for a public or quasi-public use and this Lease Agreement does not terminate as provided above, Lessor to the extent of the award it receives, shall restore the Leased Premises to a condition and to a size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the taking, and there shall be an equitable abatement of the Rent according to the value of the Leased Premises before and after the taking. Pending such determination, if Lessee is entitled to a refund because of an overpayment of Rent, Lessor shall


                                      15
                                                        Lessor_____ Lessee_____
make the same promptly, or in lieu thereof credit the amount thereof to future installments of Rent as they become due at Lessee's option. Lessor shall be entitled to receive the entire award in any proceeding with respect to any taking, without deduction therefrom for any estate vested in Lessee by this Lease Agreement, and Lessee shall receive no part of such award. Nothing herein contained shall be deemed to prohibit Lessee from making a separate claim, against the condemnor, to the extent permitted by law, for the value of Lessee's moveable trade fixtures, machinery and moving expenses.

                                 ARTICLE XIII
                              GOVERNMENTAL ORDERS

13.01 LESSEE'S COMPLIANCE WITH LAWS. Lessee shall be responsible for compliance with all the laws which are applicable to Lessee's particular use and manner of use of the Leased Premises and the Common Area Facilities.

         In the event that Lessee's particular use of the Leased Premises and the Common Area Facilities violates any provision of the laws, including but not limited to the ADA, Lessee shall bear all expense, cost and liability for compliance with such Laws. Lessee hereby agrees to indemnify, defend and hold Lessor harmless from any and all loss, cost, liability or expense, including without limitation reasonable attorney fees, resulting from Lessee's failure to comply with all the laws relating to its particular use and manner of use of the Leased Premises and the Common Area Facilities.

                                  ARTICLE XIV
                          LESSOR'S ACCESS TO PREMISES

         Lessor's property manager and Lessor's officers and authorized employees, or any other party authorized by Lessor of whom Lessee has received prior notice and to whom Lessee has not objected, shall have the right to enter the Leased Premises at all reasonable times and upon reasonable notice; provided, however, that except in the case of an emergency, Lessor shall give Lessee reasonable prior written notice not less than two (2) days in advance of Lessor's intended entry upon the Leased Premises. Further, during the last six
(6) months of the Term Lessor and those persons authorized by it shall have the right at reasonable times and upon reasonable notice to show the Leased Premises to prospective tenants.

                                  ARTICLE XV
                           ASSIGNMENT AND SUBLETTING

         Lessee shall not assign, sublet, mortgage, pledge or encumber this Lease Agreement, the Leased Premises, or any interest in the whole or in any portion thereof, without the prior written consent of Lessor whose consent shall not be unreasonably withheld; provided, however, that Lessee shall have the right, upon prior written notice to Lessor, to assign this Lease Agreement to a parent, affiliate or subsidiary corporation of Lessee with written notice to Lessor. If Lessee makes any assignment, mortgage, sublease or pledge of this Lease Agreement or the Leased Premises, Lessee will still remain liable for the performance of all terms of this Lease Agreement and any rental or any fees or charges received by Lessee in


                                      16
                                                        Lessor_____ Lessee_____
excess of the Rent payable to Lessor hereunder shall be also paid to Lessor as Additional Rent under this Lease Agreement, unless Lessee is expressly released in writing by Lessor.

                                  ARTICLE XVI
                                  HOLDING OVER

         Lessee agrees to surrender to Lessor, at the end of the Term of this Lease Agreement and/or upon any cancellation of the Lease Agreement, said Leased Premises in as good condition as said Leased Premises was at the beginning of the Term of this Lease Agreement, ordinary wear and tear, and damage by fire or other casualty not caused by Lessee's negligence, excepted. Lessee agrees that if Lessee does not surrender said Leased Premises to Lessor at the end of the Term of this Lease Agreement, then Lessee will pay to Lessor double the amount of the current rental for each month or portion thereof that Lessee holds over plus all damages the Lessor may Lessor suffer on account of Lessee's failure to so surrender to Lessor possession of said Leased Premises, and will indemnify and save Lessor harmless from and against all claims made by any succeeding Lessee of said Leased Premises against Lessor on account of delay of Lessor in delivering possession of said Leased Premises to said succeeding Lessee so far as such delay is occasioned by failure of Lessee to so surrender said Leased Premises in accordance herewith or otherwise.

         No receipt of money by Lessor from Lessee after termination of this Lease Agreement or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Term of this Lease Agreement or affect any such notice, demand, suit or judgment.

         No agreement to accept a surrender of the Leased Premises shall be valid unless made in writing and subscribed by a duly authorized officer or agent of Lessor.

                                 ARTICLE XVII
                          COVENANT OF QUIET ENJOYMENT

         Lessor represents that it has full right and authority to lease the Leased Premises and that Lessee shall peacefully and quietly hold and enjoy the Leased Premises for the full term hereof so long as it does not default in the performance of any of the terms hereof.

                                 ARTICLE XVIII
                             ENVIRONMENTAL MATTERS

         Lessee hereby agrees to indemnify and hold Lessor harmless from and against any and all claims, liabilities, and costs, (including reasonable attorney fees) relating to the use of the Leased Premises by the Lessee which is caused by the use, storage, release, disposal, or generation by Lessee or its agents, employees, contractors, or invitees of any Hazardous Materials (as hereinafter defined) in, on, or about the Project or the Leased Premises.

         If the Lessee shall become aware of, or have reasonable cause to believe, that any Hazardous Materials have come to be located on or beneath the Leased Premises or the Project, the Lessee shall give written notice of such condition to the Lessor. In addition, the


                                      17
                                                        Lessor_____ Lessee_____

Lessee shall immediately notify the Lessor in writing of: (i) any governmental or regulatory action instituted or threatened relating to any Hazardous Materials on or about the Leased Premises; (ii) any claim made or threatened by any person relating to any Hazardous Materials that have come to be located on or about the Leased Premises or the Project; (iii) any reports made to any local, state or federal environmental agency arising out of or in connection with any Hazardous Materials on or about the Leased Premises or the Project, including any complaints, notices, warnings, or asserted violations in connection therewith, of which the party becomes aware; and (iv) any presence, use or disposal of any Hazardous Materials on or about the Leased Premises, even if such activities are in full compliance of applicable regulations and laws.

         As used in this Lease Agreement, the term "Hazardous Materials" means any substance, material, or waste now or hereafter determined by any federal, state or local governmental authority to be capable of posing a risk of injury to health, safety, or property. As used in this Lease Agreement, the term "Environmental Law" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials.

                                  ARTICLE XIX
                                    PARKING

         The Lessee, its employees, visitors and guests are authorized to make reasonable use of the parking facilities which form part of the Project, subject to posted rules and regulations and at the sole risk of each driver and user of said facility. The parking facility shall not be used for the storage of abandoned or defective vehicles or for any other purpose except transient parking.

                                  ARTICLE XX
            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         This Lease Agreement is subject and subordinate to any and all deeds to secure debt, mortgages, deeds of trust or other security instruments ("security Instruments") now or hereafter placed on the property of which the Leased Premises are a part, and this clause shall be self-operative without any further instrument necessary to effect such subordination; however, if requested by Lessor, Lessee shall promptly execute and deliver to Lessor any such certificate or certificates reasonably acceptable to Lessee as Lessor may reasonably request evidencing subordination of this Lease Agreement to or the assignment of this Lease Agreement as additional security for such mortgages or deeds of trust. Provided, however, in each case the holder of any Security Instrument shall agree that this Lease Agreement shall not be divested by foreclosure or other default proceedings thereunder so long as no Event of Default by Lessee shall then be subsisting under the terms of this Lease Agreement and that such holder or acquirer shall be bound hereby and responsible to perform all obligations of Lessor under this Lease Agreement. Provided such holder or acquirer shall so agree as provided in the preceding sentence, Lessee shall continue its obligations under this Lease


                                      18
                                                        Lessor_____ Lessee_____

Agreement in full force and effect notwithstanding any such default proceedings under a Security Instrument and shall attorn to the mortgagee, trustee or beneficiary of such Security Instrument, and their successors or assigns, and to the transferee under any foreclosure or default proceedings. Lessee will, upon request by Lessor, execute and deliver to Lessor or to any other person designated by Lessor, any instrument or instruments in form and content reasonably acceptable to Lessee evidencing its agreement to so attorn and perform under this Lease Agreement. Further, Lessee will simultaneously with the execution of this Lease Agreement, execute the Subordination, Non-disturbance and Attornment Agreement attached hereto as EXHIBIT 7.

                                  ARTICLE XXI
                              LIABILITY FOR DAMAGE

         The Lessor shall not be liable for any damage done or occasioned by or from the electrical system, the heating or cooling system, the plumbing and sewer systems; nor for damage occasioned by water, snow or ice being upon or coming through the roof, trapdoor, walls, windows, doors or otherwise, in, upon or about the Leased Premises or the Project of which the Leased Premises are a part, nor for any damage arising from acts of negligence of third parties. The Lessor shall not be liable for any damage occasioned by reason of the construction of the Leased Premises. The Lessor shall not be liable for any damage to the Lessee's stock-in-trade, trade fixtures, furniture, furnishings, floor and wall coverings, ceiling-hung chandeliers and other adornments, special equipment and all other items of personal property of the Lessee resulting from fire or other hazards, unless occasioned by action or inaction of the Lessor, and the Lessee hereby releases the Lessor from all liability for such damage. The Lessee agrees to procure a waiver of subrogation endorsement from its insurer, so long as the same shall not void any insurance policy of the Lessee, and to furnish evidence of such waiver to the Lessor upon request.

                                 ARTICLE XXII
                         TRANSFER OF LESSOR'S INTEREST

         If Lessor shall sell, assign or transfer all or any part of its interest in the Leased Premises or in this Lease Agreement to a successor in interest which expressly assumes the obligations of Lessor hereunder and provides Lessor and Lessee with proof of adequate insurance (which covers the risk and liabilities and is not less in covered amounts than Lessor's insurance) at the time of such transfer, then Lessor shall thereupon be released or discharged from all covenants and obligations hereunder, and Lessee shall look solely to such successor in interest for performance of all of Lessor's obligations; provided, that the Lessor shall not be relieved of its liability, if any, to the Lessee for acts or omissions that occurred prior to the transfer. Lessee's obligations under this Lease Agreement shall in no manner be affected by Lessor's assignment hereunder, and Lessee shall thereafter attorn and look solely to such successor in interest as the Lessor hereunder.


                                      19
                                                        Lessor_____ Lessee_____

                                 ARTICLE XXIII
                                LESSOR LIABILITY

         No owner of the Leased Premises, whether or not named herein, shall have liability hereunder after he ceases to hold title to the Leased Premises, except for obligations which may have theretofore accrued. Neither Lessor nor any officer, director, shareholder, partner or principal, whether disclosed or undisclosed, of Lessor shall be under any personal liability with respect to any of the provisions of this Lease Agreement, and if Lessor is in breach or default with respect to Lessor's obligations or otherwise under this Lease Agreement, Lessee shall look solely to the equity of Lessor in the Leased Premises for the satisfaction of Lessee's remedies.

                                 ARTICLE XXIV
                              ESTOPPEL CERTIFICATE

         Within ten (10) days after a request by Lessor or any mortgagee or ground lessor of Lessor, Lessee shall deliver a written Estoppel certificate, in form supplied by or acceptable to Lessor, certifying any facts that are then true with respect to this Lease Agreement, including, but not limited to, that this Lease Agreement is in full force and effect, that no default exists on the part of Lessor or Lessee, that Lessee is in possession, that Lessee has commenced the payment of Rent, and that there are no defenses or offsets claimed by Lessee with respect to payment of Rent under this Lease Agreement or, if such defense or offsets exist, setting forth the same. Likewise, within ten (10) business days after a request by Lessee, Lessor shall deliver to Lessee a similar Estoppel certificate covering such matters as are reasonably required by Lessee.

                                  ARTICLE XXV
                                 FORCE MAJEURE

         In the event Lessor or Lessee shall be delayed, hindered or prevented from the performance of any act required hereunder, by reason of governmental restrictions, scarcity of labor or materials, strikes, fire, or any other reasons beyond their control, the performance of such act shall be excused for the period of delay, and the period for performance of any such act shall be extended as necessary to complete performance after the delay period. However, the provisions of this Article 26 shall in no way be applicable to the obligations of Lessee or Lessor to pay, repay or reimburse any sums, monies, costs, charges or expenses owing from one to the other under this Lease Agreement,- including without limitation, Lessee's obligations to pay Rent hereunder.

                                 ARTICLE XXVI
                                 LESSEE DEFAULT

26.01 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute a default under this Lease Agreement:


                                      20
                                                        Lessor_____ Lessee_____

         a. Lessee fails to pay any installment of Rent within ten (10) business days after such installment is due, and fails to cure such delinquency within three (3) business days after actual receipt of written notice thereof by Lessee from Lessor:

         b. Lessee fails to pay any additional item or any other charge or sum required to be paid by Lessee hereunder within thirty (30) days after actual receipt of written notice thereof by Lessee from Lessor; or

         c. Lessee fails to perform or commence in good faith and proceed with reasonable diligence to perform any of its covenants under this Lease Agreement within thirty (30) days after actual receipt of written notice thereof by Lessee from Lessor.

         d. Lessee shall become bankrupt or insolvent or file any debtor proceedings, or file pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or file a petition for the appointment of a receiver or trustee for all or substantially all of its assets, and such petition or appointment shall not have been set aside within sixty (60) days from the date of such petition or appointment, or if such party makes an assignment for the benefit of creditors, or petitions for or enters into such an arrangement.

         e. Lessee vacates the Leased Premises at any time or fails to occupy within thirty (30) days of the date for occupying as set forth herein.

26.02 LESSOR'S REMEDIES. In the event Lessee is in default pursuant to the conditions set forth in Paragraph 27.01 above, Lessor, during the continuation of such default, shall have the option of pursuing either of the following remedies:

         a. Lessor may terminate this Lease Agreement, in which event Lessee immediately shall surrender possession of the Leased Premises. All obligations of Lessee under the Lease Agreement, including Lessee's obligation to pay Rent under the Lease Agreement, shall cease upon the date of termination except for Lessee's obligation to pay Rent due and outstanding as of the date of termination.

         b. Lessor, without terminating the Lease Agreement, may require Lessee to remove all property from the Leased Premises within thirty (30) days so that Lessor may re-enter and relet the Leased Premises to minimize Lessor's damages. In the event Lessee shall fail to remove all property within thirty
(30) days after said demand, Lessor shall be entitled to remove Lessee's property to a storage facility, and all reasonable costs of such removal and storage shall be deemed Additional Rent under the Lease Agreement for which Lessee is responsible for payment. Lessor may enforce all of its rights and remedies under this Lease Agreement, including the right to recover the Rent as it becomes due hereunder, provided that Lessor shall have an affirmative obligation to use Lessor's best efforts to re-let the Leased Premises and to mitigate its damages under the Lease Agreement.

         c. Lessor may accelerate and declare the entire remaining unpaid Rent for the balance of this Lease Agreement to be immediately due and payable forthwith and may, at once, take legal action to recover and collect the same, such amount being discounted to present value using the prime rate published by a national bank acceptable to Lessee and


                                      21
                                                        Lessor_____ Lessee_____

Lessor and such amount reduced by the amount of rent Lessor will receive by reletting the Leased Premises for the remainder of the Term or portion thereof.

         d. If this Lease Agreement is terminated as set forth, Lessor may relet the Leased Premises (or any portion thereof) for such Rent and upon such terms as Lessor is able to obtain (which may be for lower or higher rent, and for a shorter or longer term), and Lessee shall be liable for all damages sustained by Lessor, including but not limited to any deficiency in Rent for the duration of the Lease Term (or for the period of time which would have remained in the Term of this Lease Agreement in the absence of any termination, leasing fees, attorney fees, other marketing and collection costs and all expenses of placing the Leased Premises in first class rentable condition).

         e. Nothing contained herein diminishes any right Lessor may have under South Carolina law to sue Lessee for damages in the event of any default by Lessee under this Lease Agreement, or from pursuing any other remedy available to Lessor at law or in equity.

                                 ARTICLE XXVII
                                 LESSOR DEFAULT

         In the event that the Lessor shall breach its obligations under this Lease Agreement, the Lessee shall give the Lessor written notice and thirty
(30) days to cure such default. In the event the Lessor shall fail to cure such default within the thirty (30) day period, the Lessee shall have the right to exercise any rights or remedies available in this Lease Agreement, at law or in equity unless such matter would take longer than thirty (30) days to cure and Lessor is reasonably proceeding to cure the breach.

                                ARTICLE XXVIII
                        REMEDIES CUMULATIVE - NON-WAIVER

         Unless otherwise specified in this Lease Agreement no remedy of Lessor or Lessee shall be considered exclusive of any other remedy, but each shall be distinct, separate and cumulative with Other available remedies. Each remedy available under this Lease Agreement or at law or in equity may be exercised by Lessor or Lessee from time to time as often as the need may arise. No course of dealing between Lessor and Lessee, or any delay or omission of Lessor or Lessee in exercising any right arising from the other party's default, shall impair such right or be construed to be a waiver of default.

                                 ARTICLE XXIX
                                    NOTICES

         Any notice allowed or required by this Lease Agreement shall be in writing, and shall be deemed effective upon deposit, with proper postage attached or fee paid when sent by either (i) United States mail, via certified mail or registered mail, return receipt requested, with proper postage prepaid, or (ii) nationally recognized overnight courier (for example, Federal Express). Notices shall be addressed as follows:


                                      22
                                                        Lessor_____ Lessee_____

             As TO LESSOR:                        Cothran Properties, LLC
                                                  9 Caledon Court
                                                  Suite B
                                                  Greenville, SC 29615
                                                  Attn: Mark A. Cothran

             AS TO LESSEE:                        Greenville First Bank, N.A.

         The addresses of Lessor and Lessee and the party, if any, to whose attention a notice or copy of same shall be directed may be changed or added from time to time by either party giving notice to the other in the prescribed manner. Upon request, Lessee shall also send a copy of all notices from Lessee to any mortgagee or ground lessor of Lessor; provided, however, that in no event shall Lessee be required to send more than two (2) additional notices to any mortgagees or ground lessors.

                                  ARTICLE XXX
                             SURRENDER OF PREMISES

         At the expiration or earlier termination of the Term of this Lease Agreement, Lessee shall surrender the Leased Premises and, subject to the terms of this Lease Agreement, All improvements, alterations and additions thereto, and keys therefor to Lessor, clean and neat, and in the same condition as the Rental Commencement Date, natural wear and tear only excepted.

                                 ARTICLE XXXI
                               NO REPRESENTATIONS

         Neither Lessor nor Lessor's agent has made any representations or promises, except such as are contained herein or endorsed hereon, to the Lessee respecting the condition of the Leased Premises or any other matter or thing relating to the Leased Premises or the Lease Agreement. The taking possession of the Leased Premises by the Lessee shall be conclusive evidence against the Lessee or anyone holding under this Lease Agreement that the Leased Premises were in good and satisfactory condition when possession of the Leased Premises was so taken.

                                 ARTICLE XXXII
                               LEASING COMMISSION

          Lessor and Lessee represent and warrant each to the other that they have not dealt with any broker or other person claiming any entitlement to any commission in connection with this transaction. The Lessor and the Lessee each respectively represents and warrants to the other that no real estate broker or other person is entitled to a fee, commission, or any other enumeration in respect of the execution or performance of this Lease Agreement created hereby; and each of the Lessor and the Lessee hereby covenants and agrees to hold the other harmless from any fee, commission, cost or damage incurred as a result of any breach of the foregoing warranties.


                                      23
                                                        Lessor_____ Lessee_____

                                ARTICLE XXXIII
                                SECURITY DEPOSIT

         Lessee shall pay to Lessor simultaneously with the execution of this Lease Agreement a sum that is equal to Nineteen Thousand One Hundred Sixty Six Dollars and Sixty Seven/100's ($19,166.67) (the "Security Deposit") as security for the full and faithful performance by Lessee of each and every term, covenant and condition of this Lease Agreement. Lessor shall deposit the Security Deposit in an interest bearing account with a banking institution having federally insured deposits. Upon an Event of Default by Lessee under this Lease Agreement, or if Lessee fails to perform any of the terms, provisions and conditions of this Lease Agreement, Lessor may use, apply, or retain the whole or any part of the Security Deposit so deposited for the payment of any sum due Lessor or which Lessor may expend or be required to expend by reason of the Lessee's Event of Default or failure to perform including, but not limited to, any damages or deficiency in the reletting of the Leased Premises, provided, however, that any such use, application or retention by Lessor of the whole or any part of the Security Deposit shall not be or be deemed to be an election of remedies by Lessor or viewed as liquidated damages, it being expressly understood and agreed that, notwithstanding such use, application or retention, Lessor shall have the right to pursue any and all other remedies available to it under the terms of this Lease Agreement or otherwise. In the event that Lessee shall comply with all of the terms, covenants and conditions of this Lease Agreement, the Security Deposit shall be returned to Lessee within thirty (30) days after Lessee has vacated and surrendered the Leased Premises in accordance with the terms hereof, so long as no Event of Default by Lessee shall then be existing under the terms of this Lease Agreement. In the event of a sale of the Building or the Project, Lessor shall have the right to transfer the Security Deposit to the purchaser, and Lessor shall thereupon be released from all liability for the return of such Security Deposit. Lessee shall look solely to the new landlord for the return of such Security Deposit. If Lessee shall fail to pay Rent or other sums when due under this Lease Agreement more than three (3) times in any twelve (12) month period, irrespective of whether or not such delinquencies have been cured, then the Security Deposit shall, within ten (10) days after demand by Lessor, be increased to an amount equal to the greater of (i) three (3) times the aforesaid amount or (ii) three (3) months rent.

                                 ARTICLE XXXIV
                                 MISCELLANEOUS

34.01 EVIDENCE OF AUTHOR. If requested by either party, the other party shall furnish appropriate legal documentation evidencing the valid existence and good standing of such other party and the authority of any parties signing this Lease Agreement to act for such other party.

34.02 NATURE AND EXTENT OF AGREEMENT. This Lease Agreement, together with all exhibits hereto, contains the complete Lease Agreement of the parties concerning the subject matter, and there are no oral or written understandings, representations, or agreements pertaining thereto which have not been incorporated herein. This Lease Agreement creates only the relationship of Lessor and Lessee between the parties, and nothing herein shall impose upon either party any powers, obligations or restrictions not expressed herein. This Lease


                                      24
                                                        Lessor_____ Lessee_____

Agreement shall be construed and governed by the laws of the state in which the Project is located.

34.03 BINDING EFFECT. This Lease Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. This Lease Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. This Lease Agreement shall not be binding on Lessor until executed by Lessor and delivered to Lessee.

34.04 CAPTIONS AND HEADINGS. The captions and headings in this Lease Agreement are for convenience and reference only, and they shall in no way be held to explain, modify, or construe the meaning of the terms of this Lease Agreement.

34.05 RULES AND REGULATIONS. The Rules and Regulations attached as Exhibit 8 ("Rules and Regulations") are Lessor's Rules and Regulations for the Project and Buildings. Lessee shall faithfully observe and comply with such Rules and Regulations and such changes therein (whether by modification, elimination, addition or waiver) as Lessor may hereafter make and communicate in writing to Lessee, which shall be necessary or desirable for the reputation, safety, care or appearance of the Project and Buildings or the preservation of good order therein or the operation or maintenance of the Project and Buildings or the equipment thereof or the comfort of tenants or others in the Project and Buildings.

34.06 SEVERABILITY. If any term, covenant, condition or provision of this Lease Agreement, or the application whereof to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease Agreement or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall remain valid and enforceable to the fullest permitted by law.

34.07 GOVERNING LAW. This Lease Agreement shall be construed according to, and be governed by, the laws of the State of South Carolina.

34.08 TIME OF ESSENCE. Time shall be of the essence in the performance of the terms and conditions of this Lease Agreement.

34.09 RECORDING. It is not intended that this Lease Agreement be recorded, but at the request of either party the other party shall execute a Memorandum or Short Form Lease Agreement and the Lease Agreement shall be recorded with the requesting party paying the recording costs.

34.10 ADDENDUM. Modifications to this Lease Agreement, if any, are presented in Exhibit which is attached to and made a part of this Lease Agreement. In the event of any inconsistency between the provisions contained within the body of this Lease Agreement and the Addendum, the provisions of the Addendum shall control.


                                      25
                                                        Lessor_____ Lessee_____

         IN WITNESS WHEREOF, the parties have caused this Lease Agreement to be duly executed and sealed pursuant to authority duly given, as of the day and year first above written.



                                         LESSOR: COTHRAN PROPERTIES, LLC


                                         By:
-------------------------                    --------------------------------
Witness                                           Mark A. Cothran, Member

                                         Date of Execution:
-------------------------                                   -----------------



                                         LESSEE:  GREENVILLE FIRST BANK, N.A.


                                         By:
-------------------------                    --------------------------------
Witness
                                         Print Name:
                                                     ------------------------

-------------------------                Its:
Witness                                      --------------------------------

                                         Date of Execution:
                                                           ------------------


                                      26